                                                                    EX-99.(g)(2)

                                   APPENDIX A

                                       TO

                           MASTER CUSTODIAN AGREEMENT

MANAGEMENT INVESTMENT COMPANIES REGISTERED WITH THE SEC AND PORTFOLIOS THEREOF, IF ANY

WELLS FARGO FUNDS TRUST
     100% Treasury Money Market Fund
     Adjustable Rate Government Fund*
     Aggressive Allocation Fund/1/
     Asia Pacific Fund
     Asset Allocation Fund*
     C&B Large Cap Value Fund
     C&B Mid Cap Value Fund
     California Limited-Term Tax-Free Fund
     California Tax-Free Fund
     California Municipal Money Market Fund
     California Municipal Money Market Trust
     Capital Growth Fund
     Cash Investment Money Market Fund
     Classic Value Fund*
     Colorado Tax-Free Fund
     Common Stock Fund
     Conservative Allocation Fund
     Core Equity Fund*
     Disciplined Global Equity Fund*
     Disciplined U.S. Core Fund*
     Disciplined Value Fund*
     Discovery Fund
     Diversified Bond Fund/2/
     Diversified Capital Builder Fund*
     Diversified Equity Fund
     Diversified Income Builder Fund*
     Diversified International Fund (formerly, International Equity Fund) Diversified Small Cap Fund
     Dow Jones Target 2010 Fund
     Dow Jones Target 2015 Fund
     Dow Jones Target 2020 Fund
     Dow Jones Target 2025 Fund

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*    In connection with the reorganization with the Evergreen family of funds, on December 18, 2009 and January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of new Wells Fargo Advantage shell funds to become effective on July 9, 2010 (fixed income and money markets) and July 16, 2010 (equity and international funds).

/1/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Aggressive Allocation Fund into the Growth Balanced Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/2/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Diversified Bond Fund into the Total Return Bond Fund. Subject to receipt of shareholder approval, the merger will become effective on July 9, 2010.

     Dow Jones Target 2030 Fund
     Dow Jones Target 2035 Fund
     Dow Jones Target 2040 Fund
     Dow Jones Target 2045 Fund
     Dow Jones Target 2050 Fund
     Dow Jones Target Today Fund
     Emerging Growth Fund
     Emerging Markets Equity Fund/3/
     Emerging Markets Equity Fund II/4/
     Endeavor Select Fund
     Enterprise Fund
     Equity Income Fund/5/
     Equity Value Fund
     Global Opportunities Fund*
     Government Money Market Fund
     Government Securities Fund
     Growth Fund
     Growth Balanced Fund
     Growth Equity Fund/6/
     Growth Opportunities Fund*
     Health Care Fund*
     Heritage Money Market Fund
     High Income Fund
     High Yield Bond Fund*
     Income Plus Fund
     Index Asset Allocation Fund (formerly, Asset Allocation Fund)
     Index Fund
     Inflation-Protected Bond Fund
     Intermediate Tax/AMT-Free Fund
     International Bond Fund*
     International Core Fund/7/
     International Value Fund
     Intrinsic Value Fund*
     Intrinsic World Equity Fund*
     Large Cap Appreciation Fund/8/

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/3/  On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust
     approved the merger of the Emerging Markets Equity Fund to the Emerging Markets Equity Fund II. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/4/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Emerging Markets Equity Fund II (shell fund) and the merger of the Emerging Markets Equity Fund into the shell fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010. At that time, the shell fund will change its name to the Emerging Markets Equity Fund.

/5/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Equity Income Fund into the Disciplined Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/6/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Growth Equity Fund into the Diversified Equity Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/7/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the name change of the International Core Fund to the International Equity Fund effective July 16, 2010.

/8/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Large Cap Appreciation Fund into the Capital Growth Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

     Large Cap Core Fund*
     Large Cap Growth Fund
     Large Company Core Fund/9/
     Large Company Growth Fund/10/
     Large Company Value Fund
     Mid Cap Disciplined Fund/11/
     Mid Cap Growth Fund
     Minnesota Money Market Fund
     Minnesota Tax-Free Fund
     Moderate Balanced Fund
     Money Market Fund
     Money Market Trust
     Municipal Bond Fund
     Municipal Cash Management Money Market Fund*
     Municipal Money Market Fund
     National Tax-Free Money Market Fund
     National Tax-Free Money Market Trust
     New Jersey Municipal Money Market Fund*
     New York Municipal Money Market Fund*
     North Carolina Tax-Free Fund*
     Omega Growth Fund*
     Opportunity Fund
     Overland Express Sweep Fund/12/
     Pennsylvania Municipal Money Market Fund*
     Pennsylvania Tax-Free Fund*
     Precious Metals Fund*
     Premier Large Company Growth Fund*
     Prime Investment Money Market Fund
     Short Duration Government Bond Fund
     Short-Term Bond Fund
     Short-Term High Yield Bond Fund
     Short-Term Municipal Bond Fund
     Small Cap Disciplined Fund/13/
     Small Cap Growth Fund
     Small Cap Opportunities Fund
     Small Cap Value Fund

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/9/  On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust
     approved the merger of the Large Company Core Fund into the Large Cap Core Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/10/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Large Company Growth Fund into the Premier Large Company Growth Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/11/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the name change of the Mid Cap Disciplined Fund to the Special Mid Cap Value Fund effective July 16, 2010.

/12/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Overland Express Sweep Fund into the Money Market Fund effective July 9, 2010.

/13/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved a sub-adviser change and name change to the Small Cap Disciplined Fund. Subject to receipt of shareholder approval of the new sub-adviser, the fund name will change to the Intrinsic Small Cap Value Fund, effective June 1, 2010.

     Small Company Growth Fund
     Small Company Value Fund
     Small/Mid Cap Core Fund*
     Small/Mid Cap Value Fund
     Social Sustainability Fund
     Special Small Cap Value Fund*
     Specialized Financial Services Fund/14/
     Specialized Technology Fund
     Stable Income Fund/15/
     Strategic Income Fund/16/
     Strategic Large Cap Growth Fund*
     Strategic Municipal Bond Fund*
     Total Return Bond Fund
     Traditional Small Cap Growth Fund*
     Treasury Plus Money Market Fund
     U.S. Value Fund/17/
     Ultra Short-Term Income Fund
     Ultra Short-Term Municipal Income Fund
     Utility & Telecommunications Fund*
     WealthBuilder Conservative Allocation Portfolio
     WealthBuilder Equity Portfolio
     WealthBuilder Growth Allocation Portfolio
     WealthBuilder Growth Balanced Portfolio
     WealthBuilder Moderate Balanced Portfolio
     WealthBuilder Tactical Equity Portfolio
     Wisconsin Tax-Free Fund
     Wells Fargo Managed Account CoreBuilder Shares - Series G
     Wells Fargo Managed Account CoreBuilder Shares - Series M

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/14/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust
     approved the merger of the Specialized Financial Services Fund into the Classic Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/15/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Stable Income Fund into the Ultra Short-Term Income Fund. Subject to receipt of shareholder approval, the merger will become effective on July 9, 2010.

/16/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Strategic Income Fund into the High Income Fund. Subject to receipt of shareholder approval, the merger will become effective on July 9, 2010.

/17/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the U.S. Value Fund to the Disciplined Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

                                   APPENDIX A

                                       TO

                           MASTER CUSTODIAN AGREEMENT

WELLS FARGO MASTER TRUST
     C&B Large Cap Value Portfolio
     Disciplined Growth Portfolio
     Diversified Fixed Income Portfolio
     Diversified Stock Portfolio
     Emerging Growth Portfolio
     Equity Income Portfolio/18/
     Equity Value Portfolio
     Index Portfolio
     Inflation-Protected Bond Portfolio
     International Core Portfolio/19/
     International Growth Portfolio
     International Index Portfolio
     International Value Portfolio
     Large Cap Appreciation Portfolio
     Large Company Growth Portfolio
     Managed Fixed Income Portfolio
     Short-Term Investment Portfolio
     Small Cap Index Portfolio
     Small Company Growth Portfolio
     Small Company Value Portfolio
     Stable Income Portfolio
     Strategic Small Cap Value Portfolio
     Total Return Bond Portfolio

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/18/ On January 11, 2010 the Board of Trustees of Wells Fargo Master Trust
     approved the name change of the Equity Income Portfolio to the Disciplined Value Portfolio effective July 16, 2010.

/19/ On January 11, 2010 the Board of Trustees of Wells Fargo Master Trust approved the name change of the International Core Portfolio to the International Equity Portfolio effective July 16, 2010.

                                   APPENDIX A

                                       TO

                           MASTER CUSTODIAN AGREEMENT

WELLS FARGO VARIABLE TRUST
     VT Asset Allocation Fund/20/
     VT C&B Large Cap Value Fund/21/
     VT Core Equity Fund*
     VT Discovery Fund
     VT Equity Income Fund/22/
     VT International Core Fund/23/
     VT Intrinsic Value Fund*
     VT Large Company Core Fund/24/
     VT Large Company Growth Fund/25/
     VT Money Market Fund/26/
     VT Omega Growth Fund*
     VT Opportunity Fund
     VT Small Cap Growth Fund
     VT Small/Mid Cap Value Fund/27/
     VT Total Return Bond Fund

Appendix A amended:  March 1, 2010

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/20/ On January 11, 2010, the Board of Trustees of Wells Fargo Variable Trust
     approved the name change of the VT Asset Allocation Fund to the VT Index Asset Allocation Fund, effective May 1, 2010.

/21/ On January 11, 2010, the Board of Trustees of Wells Fargo Variable Trust approved the merger of the VT C&B Large Cap Value Fund into the VT Intrinsic Value Fund. Subject to the receipt of shareholder approval, the merger will become effective on July 16, 2010.

* In connection with the reorganization with the Evergreen family of funds, on December 18, 2009 and January 11, 2010, the Board of Trustees of Wells Fargo Variable Trust approved the establishment of new Wells Fargo Advantage VT shell funds to become effective on July 16, 2010.

/22/ On January 11, 2010, the Board of Trustees of Wells Fargo Variable Trust approved the merger of the VT Equity Income Fund into the VT Intrinsic Value Fund. Subject to the receipt of shareholder approval, the merger will become effective on July 16, 2010.

/23/ On January 11, 2010 the Board of Trustees of Wells Fargo Variable Trust approved the name change of the VT International Core Fund to the VT International Equity Fund effective July 16, 2010.

/24/ On January 11, 2010 the Board of Trustees of Wells Fargo Variable Trust approved the merger of the VT Large Company Core Fund to the VT Core Equity Fund. Upon shareholder approval, the merger will become effective on July 16, 2010.

/25/ On January 11, 2010 the Board of Trustees of Wells Fargo Variable Trust approved the merger of the VT Large Company Growth Fund to the VT Omega Growth Fund. Subject to the receipt of shareholder approval, the merger will become effective on July 16, 2010.

/26/ On December 18, 2009 the Board of Trustees of Wells Fargo Variable Trust approved the liquidation of the VT Money Market Fund effective April 30, 2010.

/27/ On January 11, 2010, the Board approved the name change of the VT Small/Mid
     Cap Value Fund to the VT Small Cap Value Fund, effective May 1, 2010.